Exhibit 99.1



                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                              (Baltimore Division)

In re:                             *
                                             (Chapter 11)
CLN, INC. f/k/a CALIBER LEARNING   *     Case No. 01-5-9533-JS
  NETWORK, INC.
                  Debtor.          *

*    *    *    *    *    *    *    *    *    *    *    *    *    *     *     *

                 LINE FILING DEBTOR'S MONTHLY OPERATING REPORT
                 ---------------------------------------------

     Caliber Learning Network, Inc., Debtor and Debtor-in-Possession herein, hereby files its Monthly Operating Report for the period from November 1, 2001 through November 30, 2001.


Date:  December 26, 2001



                                    /s/ Joel I. Sher
                                    -------------------------------------------
                                    Joel I. Sher, Bar No. 00719
                                    Richard M. Goldberg, Bar No. 07994

                                    Shapiro Sher & Guinot
                                    36 South Charles Street, 20th Floor
                                    Baltimore, Maryland  21201-3147
                                    Phone:  (410) 385-0202
                                    Fax:  (410) 539-7611

                                    Attorneys for CLN, Inc.
                                      f/k/a CALIBER LEARNING NETWORK, INC.

                             CERTIFICATE OF SERVICE

     I HEREBY CERTIFY that on this 26th day of December, 2001, a copy of the foregoing was sent, by facsimile transmission and first-class mail, postage prepaid, to:

                             Edmund Goldberg, Esquire
                             Office of the United States Trustee
                             300 West Pratt Street, Suite 350
                             Baltimore, MD  21201


                                           /s/ Joel I. Sher
                                           ------------------------------------
                                           Joel I. Sher

CLN, Inc. f/k/a Caliber Learning Network, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS


Monthly Operating Report                  For the Month ended November 30, 2001

 #
-------------------------------------------------------------------------------
 1   Accounting Basis:                                          Accrual

 2   Preparer(s):                                        Jeffrey D. Berger
                                                         509 S. Exeter Street
                                                         4th Floor
                                                         Baltimore, MD 21202
                                                         (410) 843-1160
                                                         Director of Finance

 3   Employee Information:
        Number of employees paid this period:                           4
        Current number of employees:                                    2
        Gross payroll:
          Officers, directors and principals                     $ 27,083
          Other employees                                          13,042
        All post-petition payroll obligations including
         payroll taxes are current                            Exceptions:  None
                                                                           ----

 4   Changes in the nature of business or status of operations
      since last reporting period                                       No

 5   All business licenses or bonds current                            Yes

 6   Pre-petition accounts receivable:
        Collected this Period                                     $ 19,185
        Ending Balance                                           1,088,660
           Amount represents Gross A/R

 7   Post-petition accounts receivable:
        0 - 30 Days:                                             $    -
        31 - 60 Days:                                            $  (1,917)
        Over 60 Days:                                            $ 110,357

          Any post-petition accounts receivable over 60 days           Yes
           If yes, provide schedule of accounts and explain:
           See Schedule on pg. 7 of 8
           ------------------------

 8   Post-petition accounts payable:
        0 - 30 Days:                                              $ 67,091
        31 - 60 Days:                                               59,385
        Over 60 Days:                                              142,879

          Any post-petition accounts payable over 30 days              Yes
           If yes, provide schedule of accounts and explain:
           See Schedule on pg. 8 of 8
           --------------------------

 9   Taxes
        All taxes being paid to the proper taxing authorities
        when due:                                                      Yes

          Form 6123:

 10  Bank accounts:
        Changed banks:                                                  No

 11  Books and records kept monthly and are current:                   Yes

 12  Insurance
        Policy expiration dates:
          Auto and truck                                            Sep-02
          Liability                                                 Sep-02
          Fire                                                  N/A
          Workers Comp                                              Sep-02
          Other                                                 N/A

 13  Actions of the debtor during the last month:
        Fail to defend or oppose any action to dispossess
         control or custody of any assets                               No
        Consent to relief from the automatic stay                       No
        Maintain resources necessary to preserve and
         maintain the going concern value of assets                    Yes



                                                  (Continued on next page)

 14  Transfer or sale of property
        Any assets transfer, convey or abandon any of
         debtor's assets to another party                               No
          If yes, attach copy of court order:-----------------------

 15  Payments to secured creditors                                     Yes


 16  Payments to Professionals                                        None

 17  Quarterly U.S. Trustee Fees
        Month 4 (October)                                             $  -
        Month 5 (November)                                               -
        Month 6 (December)                                               -
                                                                ----------
          Total                                                          -

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-59533

Monthly Operating Report              For the Month ended November 30, 2001


Form # 4 - Tax Statement (Verification of Fiduciary's Federal Tax Deposit)

Caliber Learning federal deposits with confirmation #

taxcode    LB date     EFTPS DATE   Confirm#                   AMT
------------------------------------------------------------------

$5795.35 for 11/15 payroll

$6893.76 for 11/30 payroll

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-59533


Monthly Operating Report                  For the Month ended November 30, 2001



                                              October 31, 2001
                                           -------------------------
Assets
Current Assets
   CASH                                          $        496,687
   PRE-PETITION RECEIVABLES                      $      1,088,660
   POST-PETITION RECEIVABLES                     $        108,440
   ALLOWANCE FOR DOUBTFUL ACCOUNTS               $       (744,755)
   EMPLOYEE LOANS & ADVANCES                     $          3,129
   PREPAID ASSETS                                $        162,725
                                                 ----------------

      Total Current Assets                       $      1,114,885

Plant, Property and Equipment
   FURNITURE AND EQUIPMENT                       $              -
   LEASEHOLD IMPROVEMENTS                        $              -
   ACCUMULATED DEPRECIATION                      $              -
                                                 ----------------

      Net Property Plant & Equipment             $              -
                                                 ----------------

Other Long Term Assets                           $        463,436
                                                 ----------------

      Total Assets                               $      1,578,321
                                                 ================

Liabilities
Post-Petition
ACCOUNTS PAYABLE - TRADE                         $        267,969
ACCRUED EXPENSES                                 $        131,280
UNEARNED REVENUE                                 $              -
DEFERRED REVENUE                                 $              -
                                                 ----------------

   Total Post-Petition Liabilities               $        399,249

Liabilities Subject to Compromise:
Pre-Petition
Priority Claims
ACCRUED COMMISSIONS                              $         30,888
                                                 ----------------

   Total Priority Claims                         $         30,888

Secured Debts
BORROWING FROM SYLVAN                            $              -
ACCRUED INTEREST PAYABLE                         $              -
                                                 ----------------

   Total Secured Debts                           $              -

Unsecured Debts
ACCOUNTS PAYABLE - TRADE                         $      5,179,294
A/P OTHER                                        $         36,540
ACCRUED INTEREST PAYABLE                         $        268,480
ACCRUED MISCELLANEOUS                            $        686,828
DIVIDEND PAYABLE                                 $        161,220
BORROWING FROM SYLVAN                            $      7,314,511
LONG TERM LEASE PAYABLE & TI ALLOWANC            $      9,271,737
OTHER                                            $         45,378
                                                -----------------

   Total Unsecured Debts                         $     22,963,988


                                                (Continued on next page)

Stockholders' Equity
PREFERRED STOCK                                  $     32,395,979
COMMON STOCK                                     $        125,912
APIC - COMMON STOCK                              $     83,195,407
GAIN/LOSS ON FOREIGN CURENCY T                   $            148
PRE-PETITION RETAINED EARNINGS                   $   (120,124,709)
POST-PETITION RETAINED EARNINGS                  $    (17,408,540)
                                                 -----------------

   Total Owners Equity                           $ (21,815,803.57)
                                                 -----------------

      Total Liabilities and Stockholders Equity  $      1,578,321
                                                 =================
                                                            (0.00)


      Footnote: The Company made no estimate of any impairment of asset value as specified by FASB #121, Accounting for the Impairment of
      Long-Lived Assets.

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-59533


Monthly Operating Report                  For the Month ended November 30, 2001



                                          November 30, 2001
                                          -----------------
REVENUES                                           7,832

OPERATING EXPENSES
SALARIES & BENEFITS                               46,494
ACCOUNTING & LEGAL FEES                                -
DATA COMM & TELEPHONE                              6,058
BAGBY RENT, PEOPLESOFT, MIS SUPPORT                  500
INSURANCE - CORP LIABILITY                        23,877
DEPREC. - FURNITURE & FIXTURES                         -
BAD DEBT                                          63,000
OTHER G&A                                         13,494
                                          --------------

Total Operating Expenses                         153,423
                                          --------------

Operating Income                                (145,591)

NON-OPERATING EXPENSES
INTEREST INCOME                                        -
GAIN/LOSS ON SALE OF ASSETS                            -
INTEREST EXPENSE                                       -
                                          --------------

Total Non-Operating Expenses                           -
                                          --------------

Income (Loss) before taxes                      (145,591)

INCOME TAX EXPENSE                                     -
                                          --------------

Net Loss                                        (145,591)
                                          ==============

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-59533

Monthly Operating Report                  For the Month ended November 30, 2001


                   Description                        Operating
-------------------------------------------------------------------------------
Beginning cash balance                                     485,799

Net Income                                                (145,591)

Add: Expenses not requiring cash:
    Depreciation                                                 -
    Additional/(Reversal) Bad Debt Reserve                       -
    Loss on sale of assets and change in w/c
     as a result of sale                                         -
    Other:                                                       -
                                                        ----------

    Sub-total                                                    -

Cash from operations                                      (145,591)

Other sources (uses) of cash:
    Decrease (Increase)
       Accounts receivable                                 137,210
       Prepaid assets                                       23,877
       Other                                                     -

    Increase (Decrease)
       Accounts payable                                      9,051
       Accrued interest                                          -
       Accrued expenses                                    (13,660)
       Other                                                     -
                                                        ----------
Total other source (uses) of cash                          156,478
                                                        ----------
Ending cash balance                                        496,687
                                                        ==========
Balance per bank statement                                 520,934
Less: Outstanding checks                                   (24,247)
Add: Deposits in transit                                         -
                                                        ----------
Reconciled bank balance                                    496,687
                                                        ==========

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-59533


Monthly Operating Report          For the Month ended November 30, 2001

                                                Post-petition A/R

                                  0 - 30 Days  31 - 60 Days   > 60 Days      Total
                                  --------------------------------------------------

AIAG Total                                  -     1,208.00            -     1,208.00
Agway Total                                 -        56.00            -        56.00
AON Total                                   -    (7,200.00)   12,000.00     4,800.00
Bell South Total                            -            -     3,000.00     3,000.00
Computrain Total                            -      (160.00)    5,110.00     4,950.00
Fluke Total                                 -            -       800.00       800.00
Home Properties Total                       -            -    17,923.88    17,923.88
Prometric Total                             -            -     3,600.00     3,600.00
Spirent Total                               -            -     5,600.00     5,600.00
Spirent - AdTech Total                      -       279.00            -       279.00
Sylvan Learning Systems, Inc. Total         -     3,900.00    53,548.00    57,448.00
Symbol Technologies Total                   -            -     8,750.00     8,750.00
Universita del Caffe Total                  -            -        25.00        25.00
                                ----------------------------------------------------

Totals                                      -    (1,917.00)  110,356.88   108,439.88
                                ====================================================

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-59533

Monthly Operating Report              For the Month ended November 30, 2001

                                                                                         ------------------------------
                                                                                                Post-petition A/P
                                                                                         ------------------------------

            Vendor Name           Invoice Date      Invoice #      Invoice Amount    0 - 30 Days   31 - 60 Days   60 + Days
-----------------------------------------------------------------------------------------------------------------------------------
AMERITECH Total                                                           -416.77            -          (27)       (390)
AT&T WIRELESS Total                                                        538.87          539            -           -
BELL CANADA Total                                                          176.05            -            -         176
BELLSOUTH Total                                                           -157.01            -            -        (157)
BRINSON,JEFFREY R. Total                                                   247.50          248            -           -
CINCINNATI BELL TELEPHONE Total                                           -320.88            -         (321)          -
DHL WORLDWIDE EXPRESS Total                                                338.58          339            -           -
FEDERAL EXPRESS CORP. Total                                                 20.96           21            -           -
FIRST UNION Total                                                        2,721.21        2,721            -           -
FRONTIER COMMUNICATIONS Total                                             -214.55            -            -        (215)
FRONTIER TELEMANAGEMENT INC. Total                                        -366.26            -            -        (366)
LASER LINE INC Total                                                       124.95            -            -         125
MCI Total                                                                3,617.99        2,460        1,158           -
MCI TELECOMMUNICATIONS Total                                             6,961.15        6,961            -           -
MCI WORLDCOM COMMUNICATIONS,INC. Total                                  89,010.25       44,977       44,033           -
PACIFIC BELL - (SAC CA) Total                                              -26.17            -            -         (26)
PALMETTO SERVICE Total                                                   2,100.00        2,100            -           -
PENTA ADVISORY SERVICES Total                                           43,685.88            -       10,527      33,159
POLAND SPRING Total                                                         34.33           34            -           -
PR NEWSWIRE, INC. Total                                                    337.50          338            -           -
QWEST Total                                                               -271.82            -            -        (272)
SPRINT Total                                                              -243.01            -            -        (243)
SYLVAN LEARNING SYSTEMS, INC. Total                                    112,778.59       (3,219)       4,371     111,627
TELUS COMMUNICATIONS, INC Total                                            209.10            -            -         209
UNITED PARCEL SERVICE Total                                                 16.00           16            -           -
US TRUSTEE PROGRAM PAYMENT CENTER Total                                  5,000.00        5,000            -           -
VERIZON (FORMERLY BELL ATLANTIC) Total                                   3,966.44        4,738         (356)       (415)
VERIZON (FORMERLY GTE) Total                                              -332.46            -            -        (332)
VERIZON WIRELESS Total                                                    -230.82         (231)           -           -
WORLDCOM Total                                                              49.55           50            -           -
                                                                     --------------------------------------------------------------

Grand Total                                                            269,355.15       67,091       59,385     142,879
Amount per G/L                                                         267,968.82
                                                                     ------------

Variance                                                                 1,386.33
                                                                     ============